                                    COLONIAL
                              OHIO TAX-EXEMPT FUND

                                  ANNUAL REPORT
                                JANUARY 31, 1997





                           NOT FDIC-  |   MAY LOSE VALUE
                           INSURED    |   NO BANK GUARANTEE

                    COLONIAL OHIO TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial Ohio Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.
The Fund is Designed to Offer:

   /X/ High monthly double-tax-free income

   /X/ Long-term appreciation

   /X/ Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The past 12 months were volatile for fixed-income investments. Fluctuating interest rates caused the bond market to cycle up and down over the period. However, low inflation combined with Ohio's strong and well-managed economy favorably should position the Fund for the months ahead."

                                                         - Brian Hartford

                    COLONIAL OHIO TAX-EXEMPT FUND PERFORMANCE

                                                       CLASS A          CLASS B
Inception dates                                        9/26/86          8/4/92
Distributions declared per share*                      $0.363           $0.309
SEC yields on 1/31/97**                                  4.47%            3.93%
Taxable-equivalent SEC yields***                         8.00%            7.03%
12-month total returns, assuming reinvestment            2.75%            1.98%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 1/31/97                   $ 7.34           $ 7.34


*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.45% for Class A shares and 3.91% for Class B shares.

***Taxable-equivalent SEC yields are based on the maximum effective 44.1% federal and Ohio income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN                        TOP FIVE SECTORS
(as of 1/31/97)                          (as of 1/31/97)
AAA ........................ 53.9%       School General Obligations ...... 19.1%
AA ......................... 10.7%       Water & Sewer ................... 15.9%
A .......................... 15.8%       General Obligations ............. 19.2%
BBB ........................  9.0%       Hospitals .......................  8.5%
BB .........................  1.4%       Education .......................  7.6%
Non rated ..................  7.7%
Cash & Equivalents .........  1.5%


Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based on total net assets. Sector classifications are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

                                     [PHOTO]
                                Harold W. Cogger
                                   President

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/Harold W. Cogger
------------------------
Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Ohio Tax-Exempt Fund. Mr. Hartford is Vice President of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST 12 MONTHS?

A. Our core strategy consisted of increasing the Fund's credit quality and decreasing the Fund's maturity in response to market conditions. While we started the year with a positive interest rate outlook, stronger than expected economic reports led to rising interest rates early in the period. At that time we reduced the Fund's interest rate sensitivity. Midway through the year, signs of an economic slowdown coupled with continued low levels of inflation led us to improve our outlook. We increased the Fund's sensitivity to interest rates, permitting us to take advantage of declining interest rates during the autumn months. Despite some reversal of the bond market rally in December and January, our fundamental outlook has remained relatively unchanged.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Interest rate volatility had a significant impact on the Fund's performance. Rising interest rates during the first half of the period had a negative effect on fixed-income investments. On the positive side, the Fund's health care holdings benefited from hospital merger activity in the state. In addition, the portfolio's investment in multi-family housing revenue bonds performed well. These bonds are secured by property mortgages and home owners, and are less likely to refinance and pre-pay their mortgages in a rising interest rate environment.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A. The biggest factor was the number of stronger than expected economic reports that resulted in interest rates moving up over the period, a negative for fixed-income investments. During the early part of the period, the Fund was overweighted in interest rate-sensitive securities, such as zero-coupon and non-callable bonds. As a result, the Fund's duration was longer than some of its competitors. Duration measures a fund's sensitivity to interest rates; the longer the duration, the more bond prices move with changes in interest rates.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. We have a positive outlook on the State of Ohio. Reductions in heavy manufacturing and increases in trades and services have helped to diversify the State's economy to be more in line with the rest of the nation. In addition, strong fiscal management and sizable financial reserves position the State to manage a cyclical decline in economic activity. We continue to target higher growth through the service and export industries in the central and southern part of the State. We believe these high growth sectors may help offset the State's historic dependence on cyclical manufacturing industries.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Our investment outlook remains fairly positive. We should continue to see moderate levels of economic growth with subdued inflation pressures through the first half of 1997. We do not believe there are significant price pressures in the months ahead and are hopeful the market will reconcile continued slow economic growth and a low level of inflation. While this could result in lower interest rates in 1997, we will be maintaining our core strategy until we see clearer market trends.


                                    [CHART]




              COLONIAL OHIO TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 1/31/87 to 1/31/97
                    Based on NAV and MOP for Class A Shares

           Label                     A                      B                     C
-------------------------------------------------------------------------------------
Label     COHTEF
 1       Jan 31, 87                  10000                   9525               10000
 2                4               9137.899                8703.85                9444
 3                7               9448.136                8999.35                9771
 4               10               8935.104               8510.688                9466
 5                1               9874.824               9405.771               10205
 6                4               9959.455               9486.381               10270
 7                7               10157.43               9674.948               10458
 8               10               10587.58               10084.67               10844
 9                1               10884.26               10367.26               11080
10                4               10993.73               10471.53               11187
11                7               11370.76               10830.65               11732
12               10               11342.43               10803.67               11724
13                1               11450.99               10907.06               11970
14                4               11462.01               10917.56               11993
15                7               12084.36               11510.35               12545
16               10               12065.49               11492.38               12594
17                1               12505.39               11911.38               13076
18                4               12805.74               12197.46               13371
19                7               12981.32               12364.71               13640
20               10               13404.12               12767.43               14126
21                1               13755.84               13102.44               14502
22                4               13897.15               13237.04               14642
23                7               14715.59                14016.6               15514
24               10               14457.74                  13771               15311
25                1               15050.23               14335.34               15928
26                4               15545.49               14807.08               16494
27                7                15869.4                15115.6               16886
28               10               16361.97               15584.78               17468
29                1               16731.69               15936.93               17881
30                4               15640.49               14897.57               16850
31                7               15995.49                15235.7               17202
32               10               15476.58               14741.44               16707
33                1               15998.21                15238.3               17245
34                4               16567.58               15780.62               17971
35                7               16815.16               16016.44               18557
36               10                17514.3               16682.37               19186
37                1               18266.16               17398.51               19840
38                4               17637.53               16799.74               19399
39                7               18038.27               17181.45               19781
40               10               18540.15                17659.5               20279
41          1/31/97               18768.76               17877.24               20603

A hypothetical $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $12,363 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $12,163 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------

                            Class A Shares                 Class B Shares
Inception                       9/26/86                        8/4/92
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                    3.58%        (1.34)%          2.80%          (2.12)%
--------------------------------------------------------------------------------
5 YEARS                   6.49%         5.46%             --              --
--------------------------------------------------------------------------------
10 YEARS                  6.83%         6.31%             --              --
--------------------------------------------------------------------------------
SINCE INCEPTION           6.76%         6.25%           4.97%           4.58%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 98.7%                                   PAR             VALUE
--------------------------------------------------------------------------------
EDUCATION - 30.4%
 Education - 7.6%
 Miami University, Series 1993,
                          (a)          12/01/09          $  400          $  205
 State Higher Educational Facilities Commission:
  Case Western Reserve, Series 1994:
                        6.125%         10/01/15           1,505           1,608
                        6.250%         10/01/17           4,340           4,666
  Ohio Dominican College, Series 1994,
                        6.625%         12/01/14           1,500           1,569
 University of Cincinnati, Series 1996,
                        5.125%         06/01/24             750             692
                                                                         ------
                                                                          8,740
                                                                         ------

 School District General Obligation - 22.8%
 Adams County Local School District,
  Series 1995,
                        7.000%         12/01/15           3,000           3,540
 Beavercreek Local School District,
  Series 1996,
                        6.600%         12/01/15(b)        2,500           2,850
 Brecksville-Broadview Heights School District,
  Series 1996:
                        5.250%         12/01/21           1,500           1,436
                        6.500%         12/01/16           1,750           1,918
 Cleveland, New Capital Projects,
  Series 1993,
                        5.375%         09/01/11(b)        1,300           1,293
 Columbus School District,
  Series 1993,
                          (a)          12/01/05           2,400           1,554
 Crooksville, Exempted Village School District,
                        7.375%         12/01/07              25              28
 Eastern School District,
  Brown & Highland Counties,
  Series 1995,
                        6.250%         12/01/17           1,160           1,266
 Fairborn, Library Improvement,
  Series 1991,
                        7.200%         10/01/11           1,170           1,312
 Gahanna-Jefferson City School District:
  Series 1993:
                          (a)          12/01/10             840             398
                          (a)          12/01/11             795             355

                     Investment Portfolio/January 31, 1997
-------------------------------------------------------------------------------
 Hilliard School District,
  Series 1995 A,
                         (a)           12/01/12          $2,505         $ 1,040
Kings County Local School District,
 Series 1995,
                        7.500%         12/01/16(b)        2,110           2,619
Lakota Local School District,
 Series 1994,
                        7.000%         12/01/08(b)        1,000           1,171
Massillon City School District,
 Series 1994:
                         (a)           12/01/08           1,000             550
                         (a)           12/01/09           1,000             514
                         (a)           12/01/11           1,000             453
Rocky River School District,
 Series 1996,
                         (a)           12/01/11           1,115             495
Shaker Heights School District,
 Series 1990 A,
                        7.100%         12/15/10             750             883
Strongsville School District,
 Series 1996:
                        5.350%         12/01/11             800             805
                        6.500%         12/01/13           1,500           1,609
Tri-County North Local School
 District,
                        8.125%         12/01/06              75              89
                                                                        -------
                                                                         26,178
                                                                        -------
--------------------------------------------------------------------------------
HEALTHCARE - 8.5%
 Hospitals - 6.1%
 Cuyahoga County, Meridian Health System:
  Series 1991,
                        7.000%         08/15/23             500             528
  Series 1995,
                        6.250%         08/15/24           1,000           1,028
  Metropolitan Health System,
  Series 1997,
                        5.625%         02/15/17(c)        1,000             993
 Franklin County, Holy Cross Health System,
  Series 1991,
                        6.750%         06/01/19             500             531
 Green Springs, St. Francis Health Care Center,
  Series 1994 A,
                        7.000%         05/15/04             700             751

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                   PAR             VALUE
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
 Hospitals - Cont.
 Hamilton County,
  Sisters of Charity Health Care System, Inc.,
  Series 1992 A,
                        6.250%         05/15/14          $  500          $  524
 Marion County, Community Hospital
  Series 1996,
                        6.375%         05/15/11           1,000           1,002
 Miami County, Upper Valley Medical Center, Inc.,
  Series 1996 C,
                        6.000%         05/15/06           1,000           1,017
 Montgomery County,
  St. Elizabeth Medical Center, Series B 1,
                        8.100%         07/01/18             500             581
                                                                         ------
                                                                          6,955
                                                                         ------

 Nursing Home- 2.4%
 Franklin County, Columbus West Health Care Co.,
  Series 1986,
                       10.000%         09/01/16             100              95
 Greene County,
  Fairview Extended Care Service, Inc.,
  Series 1990 A,
                       10.125%         01/01/11             220             249
 Lucas County, Gericare, Inc.,
  Series 1988 B,
                       10.500%         06/01/18             500             504
 Marion County, United Church Homes, Inc.,
  Series 1993,
                        6.375%         11/15/10           1,000           1,023
 Montgomery County,
  Grafton Oaks Limited Partners,
  Series 1986,
                        9.750%         12/01/16             735             698
 Westerville, Health Care & Retirement,
 Corp. of America, Series 1989,
                       10.000%         01/01/08             205             209
                                                                         ------
                                                                          2,778
                                                                         ------
--------------------------------------------------------------------------------
HOUSING - 5.1%
 Multi-family - 4.2%
 Columbus-Beckley Housing Corp.,
  Section 8 Assisted Project,
                        7.375%         10/15/21           1,308           1,335
 Columbus-Norton Housing Corp.,
  Section 8 Assisted Project,
                        7.375%         07/15/21           1,345           1,386

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
 Montgomery-Conifers Housing
  Development Corp.,
  The Conifers Project, Series 1986,
                        8.450%         06/01/28          $1,000          $1,000
 State Capital Corp. for Housing,
  Series 1990 A,
                        7.500%         01/01/24           1,000           1,056
                                                                         ------
                                                                          4,777
                                                                         ------

 Single-family - 0.9%
 State Housing Finance Agency:
  Series A2, RIB (variable rate),
                        9.922%         03/24/31             500             544
  Series 1994 B2,
                        6.700%         03/01/25             485             500
                                                                         ------
                                                                          1,044
                                                                         ------
--------------------------------------------------------------------------------

OTHER - 14.1%
 Public Facilities Improvement - 5.7%
 PR Commonwealth of Puerto Rico
  Public Buildings Authority,
  Series 1993 M, stepped coupon, (5.700% 07/01/98)
                        3.750%         07/01/16(d)        2,500           2,328
 State Building Authority, William Green
 Building, Series 1993 A,
                        4.750%         04/01/14           4,750           4,245
                                                                         ------
                                                                          6,573
                                                                         ------

 Refunded/Escrow/Special Obligation (e) - 8.4%
 Canton,
                        7.875%         12/01/08             500             549
 Cleveland School District,
  Series 1991,
                        8.250%         12/01/08             500             589
 Cuyahoga County:
  Deaconess Hospital of Cleveland,
  Series 1985 C,
                        7.450%         10/01/18             500             564
  Jail Facilities,
  Series 1991,
                        7.000%         10/01/13           1,000           1,123
 Judson, Retirement Community, Series 1989,
                        8.875%         11/15/19             500             574
 Delaware County,
  Series 1990,
                        7.250%         11/01/10             250             280

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                    PAR            VALUE
--------------------------------------------------------------------------------
OTHER - CONT.
 Refunded/Escrow/Special Obligation (e) - Cont.
 Franklin County,
  Holy Cross Health System Corp.,
  Series 1990 B,
                        7.650%         06/01/10          $  500          $  558
 Geauga County,
  Geauga Hospital Association, Inc.,
  Series 1988,
                        8.750%         11/15/13             600             621
 Lake County, Water Systems,
  Series 1987 2,
                        8.125%         12/01/10           1,000           1,057
 Miami County,
  Upper Valley Medical Center, Inc.,
  Series 1987 A,
                        8.375%         05/01/13             500             516
 Stark County, Doctor's Hospital, Inc.,
  Series 1993,
                        6.000%         04/01/24           1,500           1,633
 State Water Development Authority,
  Series 1990 I,
                        6.000%         12/01/16           1,000           1,040
 Toledo, Waterworks,
  Series 1988 B,
                        7.750%         11/15/17             220             236
 Warren, Series 1988,
                        8.625%         11/15/13             250             275
                                                                         ------
                                                                          9,615
                                                                         ------
--------------------------------------------------------------------------------

OTHER REVENUE - 6.7%
 Manufacturing - 3.3%
 Cuyahoga County,
  Joy Technologies, Inc.,
  Series 1992,
                        8.750%         09/15/07             500             555
 State Economic Development Revenue Burrows,
  Series 1991 6,
                        7.450%         06/01/03             880             977
 State Water Development Authority,
  North Star BHP Steel Co. Ltd.,
  Series 1995,
                        6.450%         09/01/20           1,500           1,551
 State, Sponge, Inc., Series 1989 5A,
                        8.375%         06/01/14             705             761
                                                                         ------
                                                                          3,844
                                                                         ------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
 MISCELLANEOUS RETAIL - 0.5%
 Lake County,
  North Madison Properties,
  Series 1993:
                        8.069%         09/01/01          $  340          $  345
                        8.819%         09/01/11             200             210
                                                                         ------
                                                                            555
                                                                         ------

 PETROLEUM REFINING - 2.9%
 Hamilton, Gas Systems,  Series 1993 A:
                        4.750%         10/15/23           1,750           1,507
                        5.000%         10/15/18           2,000           1,823
                                                                         ------
                                                                          3,330
                                                                         ------
--------------------------------------------------------------------------------

TAX-BACKED - 10.9%
 GENERAL OBLIGATIONS - 7.7%
 Adams County,
  Human Services Building,
                        7.250%         12/01/11             500             539
 Bellefontaine, Storm Water Utility,  Series I,
                        7.050%         06/01/11             250             268
 Cuyahoga County, Jail Facilities:
  Series 1993 A:
                          (a)          10/01/12           1,000             424
                        5.250%         10/01/13           3,000           2,917
 North Olmsted, Series 1996,
                        5.000%         12/01/16           2,500           2,316
 Richland County, Series 1995,
                        6.950%         12/01/11             275             313
 State:
  Series 1992,
                        6.100%         08/01/12             380             410
  Series 1994,
                        4.800%         08/01/13           1,000             924
 VI Virgin Islands Public Finance Authority,
  Series 1992 A,
                        7.000%         10/01/02             125             135
 Warren County,
  Series 1996,
                        6.250%         12/01/11             500             546
                                                                         ------
                                                                          8,792
                                                                         ------
 SALES & EXCISE TAX - 3.2%
 Commonwealth of Puerto Rico
  Highway & Transportation Authority:
  Series W,
                        5.500%         07/01/09             410             421

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                   PAR             VALUE
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
 SALES & EXCISE TAX - CONT.
  Series 1996 Y,
                        6.250%         07/01/14          $3,000          $3,236
                                                                         ------
                                                                          3,657
                                                                         ------
--------------------------------------------------------------------------------

TRANSPORTATION - 1.4%
 AIRPORT - 0.5%
  Cleveland Hopkins International Airport,
  Series 1990 B,
                        7.250%         01/01/20             500             534
                                                                         ------
 AIR TRANSPORTATION - 0.9%
  Dayton, Emery Air Freight Facilities,
  Series 1993 F,
                        6.050%         10/01/09           1,000           1,019
                                                                         ------
--------------------------------------------------------------------------------

UTILITY - 21.6%
 INDIVIDUAL POWER - 0.9%
 State Air Quality Development Authority,
  JMG Funding Ltd., Series 1994,
                        6.375%         01/01/29           1,000           1,049
                                                                         ------

 INVESTOR OWNED - 0.5%
 State Air Quality Development Authority,
  Toledo Edison Co., Series 1990 B,
                        8.000%         05/15/19             500             530
                                                                         ------

 MUNICIPAL ELECTRIC - 4.3%
 Cleveland Public Power Co.,
  Series 1994 A:
                          (a)          11/15/12           2,250             934
                          (a)          11/15/13           2,000             780
 Cleveland, Series 1996 1,
                        5.000%         11/15/24           2,500           2,275
 PR Puerto Rico Electric Power Authority,
  Series 1989 O,
                        5.000%         07/01/12           1,000             925
                                                                         ------
                                                                          4,914
                                                                         ------

 WATER & SEWER - 15.9%
 Akron, Series 1996,
                        5.850%         12/01/10             685             715
 Butler County,
  Series 1996 J,
                        5.125%         12/01/21             500             466
 Cleveland, Waterworks,
  Series 1993 G,
                        5.500%         01/01/21           8,750           8,706

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
Lakewood,
 Water & Sewer Systems Revenue,
                        5.850%         07/01/20          $2,405        $  2,480
Montgomery County,
 Moraine-Beaver Creek Sewer System,
 Series 1993,
                        5.300%         11/15/08             495             502
Toledo, Waterworks:
 Series 1988 B,
                        7.750%         11/15/17             280             304
 Series 1996,
                        6.250%         11/15/09           1,050           1,151
                        6.250%         11/15/10           1,130           1,230
PR Commonwealth of Puerto Rico
 Aqueduct & Sewer Authority,
 Series 1995:
                        6.250%         07/01/12           1,000           1,091
                        6.250%         07/01/13           1,500           1,626
                                                                       --------
                                                                         18,271
                                                                       --------

TOTAL MUNICIPAL BONDS (cost of $108,615)                                113,155
                                                                       --------


OPTIONS - 0.0%                                         CONTRACTS
--------------------------------------------------------------------------------
March 97 Treasury Bond Put,
Strike price 110, Expiration 02/22/97
(cost of $84)                                                80              43
                                                                       --------


TOTAL INVESTMENTS 98.7% (cost of $108,699)(f)                           113,198
                                                                       --------


SHORT-TERM OBLIGATONS - 1.5%                              PAR
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (g)
FL Pinellas County Health Facilities
 Series 1985,
                        3.700%         12/01/15             200             200
IL State Educational Facilities Authority,
                        3.450%         12/01/25           1,500           1,500
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS                                              1,700
                                                                       --------


OTHER ASSETS & LIABILITIES, NET - (0.2)%                                   (234)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $114,664
                                                                       --------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

 NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)      Zero coupon bond.

(b) These securities, or a portion thereof, with a total market value of $6,839 are being used to collateralize the delayed delivery purchase indicated in note (c) below and open futures contracts.

(c) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

(d) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(f)      Cost for federal income tax purposes is the same.

(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

Short futures contracts open at January 31, 1997:

                                                                   Unrealized
                         Par value                                appreciation
                        covered by         Expiration            (depreciation)
    Type                 contracts            month               at 01/31/97
-------------------------------------------------------------------------------
Treasury Bond             $ 2,000             March                $   (19)
Municipal Bond              2,000             March                     32
                                                                   -------
                                                                   $    13
                                                                   -------






                 Acronym                  Name
               -----------      --------------------------
                   RIB            Residual Interest Bond






See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $108,699)                                           $ 113,198
Short-term obligations                                                             1,700
                                                                               ---------
                                                                                 114,898
Receivable for:
  Interest                                               $   1,330
  Fund shares sold                                              39
Other                                                           71                 1,440
                                                         ---------             ---------
    Total Assets                                                                 116,338

LIABILITIES
Payable for:
  Investments purchased                                        986
  Distributions                                                446
  Fund shares repurchased                                      167
  Variation margin on futures                                   35
Payable to Adviser                                              27
Accrued:
  Deferred Trustees fees                                         2
  Other                                                         11
                                                         ---------
    Total Liabilities                                                              1,674
                                                                               ---------

NET ASSETS                                                                     $ 114,664
                                                                               =========

Net asset value & redemption price per share -
Class A (65,190/8,880)                                                         $    7.34
                                                                               ---------
Maximum offering price per share - Class A
($7.34/0.9525)                                                                 $    7.71(a)
                                                                               ---------
Net asset value & offering price per share -
Class B ($49,474/6,739)                                                        $    7.34(b)
                                                                               ---------

COMPOSITION OF NET ASSETS
Capital paid in                                                                $ 112,295
Undistributed net investment income                                                   86
Accumulated net realized loss                                                     (2,229)
Net unrealized appreciation on:
  Investments                                                                      4,499
  Open futures contracts                                                              13
                                                                               ---------
                                                                               $ 114,664
                                                                               ---------

(a)      On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1997


(in thousands)
INVESTMENT INCOME
Interest                                                            $ 7,164

EXPENSES
Management fee                                      $   612
Service fee                                             162
Distribution fee - Class B                              388
Transfer agent                                          198
Bookkeeping fee                                          52
Registration fee                                         13
Custodian fee                                             7
Audit fee                                                23
Trustees fee                                             17
Reports to shareholders                                   8
Legal fee                                                 9
Other                                                     9
                                                    -------
                                                      1,498
Fees waived by the Adviser                              (48)          1,450
                                                    -------         -------
       Net Investment Income                                          5,714
                                                                    -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                           758
  Closed futures contracts                              490
                                                    -------
    Net Realized Gain                                                 1,248
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                        (4,373)
  Open futures contracts                                 30
                                                    -------
    Net Unrealized Loss                                              (4,343)
                                                                    -------
       Net Loss                                                      (3,095)
                                                                    -------
Net Increase in Net Assets from Operations                          $ 2,619
                                                                    =======



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS




                                                                Year ended
(in thousands)                                                  January 31
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS                         1997                1996
Operations:
Net investment income                                  $   5,714           $   6,277
Net realized gain (loss)                                   1,248              (2,577)
Net unrealized appreciation (depreciation)                (4,343)             12,969
                                                       ---------           ---------
    Net Increase from Operations                           2,619              16,669
Distributions:
From net investment income - Class A                      (3,413)             (3,859)
From net investment income - Class B                      (2,200)             (2,516)
                                                       ---------           ---------
                                                          (2,994)             10,294
                                                       ---------           ---------
Fund Share Transactions:
Receipts for shares sold - Class A                         1,915               3,598
Value of distributions reinvested - Class A                1,986               2,300
Cost of shares repurchased - Class A                     (11,388)             (9,496)
                                                       ---------           ---------
                                                          (7,487)             (3,598)
                                                       ---------           ---------
Receipts for shares sold - Class B                         3,094               5,505
Value of distributions reinvested - Class B                1,333               1,561
Cost of shares repurchased - Class B                      (9,825)             (8,889)
                                                       ---------           ---------
                                                          (5,398)             (1,823)
                                                       ---------           ---------
Net Decrease from Fund Share
  Transactions                                           (12,885)             (5,421)
                                                       ---------           ---------
        Total Increase (Decrease)                        (15,879)              4,873

NET ASSETS
Beginning of period                                      130,543             125,670
                                                       ---------           ---------
End of period (including undistributed
  and net of overdistributed net
  investment income of $86 and $52,
  respectively)                                        $ 114,664           $ 130,543
                                                       =========           =========

NUMBER OF FUND SHARES
Sold - Class A                                               264                 500
Issued for distributions reinvested - Class A                274                 319
Repurchased - Class A                                     (1,565)             (1,318)
                                                       ---------           ---------
                                                          (1,027)               (499)
                                                       ---------           ---------
Sold - Class B                                               428                 765
Issued for distributions reinvested - Class B                184                 216
Repurchased - Class B                                     (1,352)             (1,228)
                                                       ---------           ---------
                                                            (740)               (247)
                                                       ---------           ---------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES


ORGANIZATION: Colonial Ohio Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/January 31, 1997


The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES


MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                   Average Net Assets          Annual Fee Rate
                   ------------------          ---------------
                    First $1 billion                 0.55%
                    Next $1 billion                  0.50%
                    Over $2 billion                  0.45%

                 Notes to Financial Statements/January 31, 1997

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                          Cumulative Annualized
   Effective Date                               Reduction
  ----------------                        ---------------------
   January 1, 1996                               0.0125%
   April 1, 1996                                 0.0250%
   July 1, 1996                                  0.0375%
   October 1, 1996                               0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $6,573 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $202,433 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares          Annual
                   outstanding on the 20th of      Fee
                  each month which were issued     Rate
                  ----------------------------     ----
                   Prior to November 30, 1994     0.10%
                  On or after December 1, 1994    0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/January 31, 1997


EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fee and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $36,579,698 and $50,627,899, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximetely:

   Gross unrealized appreciation             $  5,246,000
   Gross unrealized depreciation                 (747,000)
                                             ------------
           Net unrealized appreciation       $  4,499,000
                                             ============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                    Year of                    Capital loss
                   expiration                  carryforward
                   ----------                  ------------
                      2004                      $  471,000
                                                ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                 Notes to Financial Statements/January 31, 1997

NOTE 3.  PORTFOLIO INFORMATION - CONT.

Other - Cont.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

 Selected data for a share of each class outstanding throughout each period are as follows:


                                                                         Year ended January 31
                                                 -----------------------------------------------------------------
                                                             1997                                1996
                                                   Class A           Class B           Class A           Class B
                                                 -----------       -----------       -----------       -----------
Net asset value -
   Beginning of period                           $     7.510       $     7.510       $     6.930       $     6.930
                                                 -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.372             0.318             0.375             0.321
Net realized and
unrealized gain (loss)                                (0.179)           (0.179)            0.585             0.585
                                                 -----------       -----------       -----------       -----------
   Total from Investment
      Operations                                       0.193             0.139             0.960             0.906
                                                 -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                     (0.363)           (0.309)           (0.380)           (0.326)
                                                 -----------       -----------       -----------       -----------
Net asset value -
   End of period                                 $     7.340       $     7.340       $     7.510       $     7.510
                                                 ===========       ===========       ===========       ===========
Total return (b)(c)                                     2.75%             1.98%            14.18%            13.34%
                                                 ===========       ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                            0.88%             1.63%             0.85%             1.60%
Net investment income (d)                               5.09%             4.34%             5.19%             4.44%
Fees and expenses
  waived or borne
  by the Adviser (d)                                    0.04%             0.04%             0.11%             0.11%
Portfolio turnover                                        31%               31%               31%               31%
Net assets at end
of period (000)                                  $    65,190       $    49,474       $    74,383       $    56,160


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

           $   0.003        $   0.003         $   0.008      $   0.008

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                       Year ended January 31
                                                 -----------------------------------------------------------------
                                                             1995                                1994
                                                   Class A           Class B           Class A           Class B
                                                 -----------       -----------       -----------       -----------
Net asset value -
   Beginning of period                           $     7.670       $     7.670       $     7.290       $     7.290
                                                 -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.401             0.348             0.406             0.351
Net realized and
unrealized gain (loss)                                (0.745)           (0.745)            0.389             0.389
                                                 -----------       -----------       -----------       -----------
   Total from Investment
      Operations                                      (0.344)           (0.397)            0.795             0.740
                                                 -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.396)           (0.343)           (0.411)           (0.356)
From capital paid in                                      --                --            (0.004)           (0.004)
                                                 -----------       -----------       -----------       -----------
  Total Distributions
  Declared to Shareholders                            (0.396)           (0.343)           (0.415)           (0.360)
                                                 -----------       -----------       -----------       -----------
Net asset value -
   End of period                                 $     6.930       $     6.930       $     7.670       $     7.670
                                                 ===========       ===========       ===========       ===========
Total return (c)(d)                                    (4.38)%           (5.10)%           11.17%            10.36%
                                                 ===========       ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.72%             1.47%             0.82%             1.57%
Net investment income                                   5.71%             4.96%             5.34%             4.59%
Fees and expenses waived
 or borne by the Adviser                                0.16%             0.16%             0.09%             0.09%
Portfolio turnover                                        33%               33%                3%                3%
Net assets at end of period (000)                $    72,123       $    53,547       $    79,394       $    51,212





(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

             $   0.011           $   0.011      $   0.007           $   0.007

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)      Not annualized.

(f)      Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:


                            Year ended January 31
                     ----------------------------------
                                    1993
                       Class A                Class B(b)
                     -----------            -----------
                     $     7.090            $     7.330
                     -----------            -----------

                           0.444                  0.185

                           0.204                 (0.033)
                     -----------            -----------

                           0.648                  0.152
                     -----------            -----------

                          (0.448)                (0.192)
                     -----------            -----------

                          (0.448)                (0.192)
                     -----------            -----------

                     $     7.290            $     7.290
                     ===========            ===========
                            9.41%                  0.85%(e)
                     ===========            ===========

                            1.00%                  1.75%(f)
                            6.18%                  5.43%(f)

                            0.03%                  0.03%(f)
                              13%                    13%
                     $    62,439            $     7,293




                     $     0.002                     --


Federal income tax information (unaudited)

All of the distributions will be treated as exempt income for federal income tax purposes.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL OHIO TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Ohio Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

The Transfer Agent for Colonial Ohio Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Ohio Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios


                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner; Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            OH-02/404D-0197 M (3/97)